CONSOL Energy Board of Directors Gives Final Approval to Separation of the Coal and E&P Businesses; Board Authorizes Increase to Share Repurchase Program

Separation will occur by means of a distribution to CONSOL stockholders of 100% of the outstanding shares of Coal Company
PITTSBURGH, October 31, 2017 /PRNewswire/ -- CONSOL Energy Inc. (NYSE: CNX) (CONSOL or the Company) announced today that its board of directors has given final approval of the Company’s previously announced separation into two publicly-traded companies--a coal company and a natural gas exploration and production (E&P) company--and has declared a pro rata distribution of all of the outstanding shares of CONSOL Mining Corporation (CoalCo) common stock to the Company’s stockholders.
Distribution Ratio
On November 28, 2017, the expected distribution date, CONSOL stockholders will receive one share of common stock of CoalCo for every eight shares of CONSOL common stock held as of the close of business on the record date of November 15, 2017. No fractional shares of CoalCo will be issued, and stockholders will receive cash in lieu of fractional shares. The distribution of CoalCo common stock will complete the separation of the coal business from the Company. After the distribution, CoalCo will be an independent, publicly-traded company and the Company will retain no ownership interest.
Names and Stock Trading Symbols of the Post-Separation Companies
In connection with the distribution, the current parent CONSOL Energy will change its name to CNX Resources Corporation, and will retain its ticker symbol “CNX” on the New York Stock Exchange. At the same time, CoalCo will change its name to CONSOL Energy Inc., and its common stock will trade on the New York Stock Exchange under the ticker symbol “CEIX”. CONSOL stockholders will retain their shares of Company common stock, but as a result of the name change, these shares will represent shares of CNX Resources Corporation after the time of separation.
In addition, CNX Coal Resources LP will change its name to CONSOL Coal Resources LP. In connection with the name change, CNX Coal Resources will also change its NYSE ticker symbol to “CCR” from “CNXC”, and its common units will continue to be listed on the NYSE.
Trading of Common Stock
Beginning on or about November 14, 2017, and continuing up to and through the distribution date, two markets are expected for CONSOL common stock: the “regular-way” market and the “ex-distribution” market. Shares that trade in the “regular-way” market will be entitled to shares of CoalCo common stock distributed pursuant to the distribution; shares that trade in the “ex-distribution” market will trade under the symbol CNX WI and without an entitlement to shares of CoalCo common stock distributed pursuant to the distribution. CoalCo anticipates “when-issued” trading of its common stock will begin on or about November 14, 2017, under the symbol CEIX WI, and will continue up to and through the distribution date. “Regular-way” trading in CoalCo’s common stock is expected to begin on November 29, 2017. CONSOL

Stockholders who sell their shares of CONSOL common stock in the “regular-way” market prior to November 29, 2017 will also be selling their entitlement to receive shares of CoalCo common stock in the distribution. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling Company or CoalCo common stock on or before the distribution date.
Distribution of the CoalCo Stock
Distribution of the stock dividend of shares of CoalCo common stock remains subject to the satisfaction or waiver of certain conditions described in CoalCo’s Registration Statement on Form 10, as amended, including among others, the Securities and Exchange Commission (SEC) declaring the Form 10 effective. A copy of the final Form 10, as amended, will be available on the SEC website at www.sec.gov.
No action is required by CONSOL stockholders to receive shares of CoalCo common stock in the distribution. CONSOL expects to mail a notice of Internet availability of the information statement to all stockholders entitled to receive the distribution of shares of CoalCo common stock on or about November 3, 2017. The information statement is an exhibit to CoalCo’s Registration Statement on Form 10 that describes CoalCo, including the risks of owning CoalCo common stock, and other details regarding the separation and distribution.
Share Repurchase Program
On September 5, 2017, CONSOL’s Board of Directors approved a one-year share repurchase program of up to $200 million, under which approximately$81 million of its common stock had been repurchased as of October 30, 2017, at an average price of approximately $16.00 per share, through a Rule 10b5-1 plan that will terminate on November 1, 2017. On October 30, 2017, the Board approved an increase in the aggregate amount of the repurchase plan to $450 million. CONSOL may determine, from time-to-time, to effect repurchases through open market purchases, Rule 10b5-1 plans, accelerated stock repurchases or derivative contracts. The timing of any repurchases will be based on a number of factors, including available liquidity, the Company's stock price, the company's financial outlook, and alternative investment options. The share repurchase program does not obligate the Company to repurchase any dollar amount or number of shares and the Board's authorization of the program may be modified, suspended or discontinued at any time. The Board of Directors will continue to evaluate the size of the stock repurchase program based on CONSOL's free cash flow position, leverage ratio, and capital plans.
About CONSOL
CONSOL Energy Inc. is a Pittsburgh-based energy producer, and one of the largest independent natural gas exploration, development and production companies, with operations centered in the major shale formations of the Appalachian basin. The Company deploys an organic growth strategy focused on developing its substantial resource base. As of December 31, 2016, CONSOL had 6.3 trillion cubic feet equivalent of proved natural gas reserves. CONSOL is a member of the Standard & Poor's Midcap 400 Index. Additional information may be found at www.consolenergy.com.
About CONSOL Mining

CONSOL Mining Corporation was formed in connection with the separation to hold CONSOL Energy Inc.’s coal business. Following the separation, CONSOL Mining Corporation will hold the assets and liabilities of CONSOL Energy Inc. relating to (i) its interests in the Pennsylvania Mining Complex, (ii) its interests in CNX Coal Resources LP, (iii) its wholly-owned terminal in the Port of Baltimore, and (iv) its greenfield reserves and certain related coal assets and liabilities.
Important Information about Company Names and Stock Trading Symbols
Effective November 28, 2017, the company known as CONSOL Energy Inc. (NYSE: CNX) expects to separate its gas business (GasCo or RemainCo) and its coal business (CoalCo or SpinCo) into two independent, publicly traded companies by means of a separation of CoalCo from RemainCo.

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The gas business will be named CNX Resources Corporation (RemainCo, GasCo or CNX) and will continue to be listed on the New York Stock Exchange (NYSE), retaining the ticker symbol “CNX”.   After the spin-off occurs, information regarding CNX and its natural gas business will be available at www.cnx.com.

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The coal business will be named CONSOL Energy Inc. (SpinCo, CoalCo or CONSOL) and will be listed on the NYSE under a new ticker symbol: “CEIX”.   CoalCo will own, operate and develop all of the company’s coal assets, including its interest in the Pennsylvania Mining Complex, the Baltimore Marine Terminal, and approximately one billion tons of greenfield coal reserves.  After the spin-off occurs, information regarding the new CONSOL Energy and its coal business will be available at www.consolenergy.com.

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The master limited partnership that is currently named CNX Coal Resources LP (NYSE:  CNXC) will change its name to CONSOL Coal Resources LP and will trade on the NYSE under a new ticker symbol: “CCR”.   CoalCo will own 100% of the general partner of CONSOL Coal Resources LP (representing a 1.7% general partner interest), as well as all of the incentive distribution rights and the common and subordinated interests in CNX Coal Resources LP that are currently owned by CONSOL Energy Inc.  After the spin-off occurs, information regarding CONSOL Coal Resources LP will be available at www.ccrlp.com

Cautionary Statements
We are including the following cautionary statement in this press release to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of us. With the exception of historical matters, the matters discussed in this press release are forward-looking statements (as defined in 21E of the Securities Exchange Act of 1934 (the "Exchange Act") that involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. When we use the words "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," "will," or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties may be applicable to either, or both, of the GasCo and CoalCo following the separation and distribution, and relate to, among other matters, the following: uncertainties as to the timing and manner of the separation and whether it will be completed; the possibility that various closing conditions for the separation may not be satisfied; the impact of the separation on our business; the expected tax treatment of the separation; the risk that the coal and natural gas exploration and production businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on our resources, systems, procedures and controls, disruption of our ongoing business and diversion of management's attention from other business concerns; competitive responses to the separation; deterioration in economic conditions in any of the industries in which our customers operate may decrease demand for our products, impair our ability to collect customer receivables and impair our ability to access capital; prices for natural gas, natural gas liquids and coal are volatile and can fluctuate widely based upon a number of factors beyond our control including oversupply relative to the demand available for our products, weather and the price and availability of alternative fuels; an extended decline in the prices we receive for our natural gas, natural gas liquids and coal affecting our operating results and cash flows; foreign currency fluctuations could adversely affect the competitiveness of our coal and natural gas liquids abroad; our customers extending existing contracts or entering into new long-term contracts for coal on favorable terms; our reliance on major customers; our inability to collect payments from customers if their creditworthiness declines or if they fail to honor their contracts; the disruption of rail, barge, gathering, processing and transportation facilities and other systems that deliver our natural gas, natural gas liquids and coal to market; a loss of our competitive position because of the competitive nature of the natural gas and coal industries, or a loss of our competitive position because of overcapacity in these industries impairing our profitability; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of potential, as well as any adopted environmental regulations including any relating to greenhouse gas emissions on our operating costs as well as on the market for natural gas and coal and for our securities; the risks inherent in natural gas and coal operations, including our reliance upon third party contractors, being subject to unexpected disruptions, including geological conditions, equipment failure, timing of completion of significant construction or repair of equipment, fires, explosions, accidents and weather conditions that could impact financial results; decreases in the availability of, or increases in, the price of commodities or capital equipment used in our coal mining and natural gas operations; obtaining and renewing governmental permits and approvals for our natural gas and coal operations; the effects of government regulation on the discharge into the water or air, and the disposal and clean-up of, hazardous substances and wastes generated during our natural gas and coal operations; our ability to find adequate water sources for our use in natural gas drilling, or our ability to dispose of water used or removed from strata in connection with our gas operations at a reasonable cost and within applicable environmental rules; the effects of stringent federal and state employee health and safety regulations, including the ability of regulators to shut down our operations; the potential for liabilities arising from environmental contamination or alleged environmental contamination in connection with our past or current gas and coal operations; the effects of mine closing, reclamation, gas well closing and certain other liabilities; uncertainties in estimating our economically recoverable natural gas, oil and coal reserves; defects may exist in our chain of title and we may incur additional costs associated with perfecting title for natural gas rights on some of our properties or failing to acquire these additional rights may result in a reduction of our estimated reserves; the outcomes of various legal proceedings, including those which are more fully described in our reports filed under the Exchange Act; exposure to employee-related long-term liabilities; acquisitions and divestitures we anticipate may not occur or produce anticipated benefits; our participation in joint ventures may restrict our operational and corporate flexibility, and actions taken by a joint venture partner may impact our financial position and operational results; risks associated with our debt; replacing our natural gas and oil reserves, which if not replaced, will cause our natural gas and oil reserves and production to decline; declines in our borrowing base could occur for a variety of reasons, including lower natural gas or oil prices, declines in natural gas and oil proved reserves, and lending regulations requirements or regulations; our hedging activities may prevent us from benefiting from near-term price increases and may expose us to other risks; changes in federal or state income tax laws, particularly in the area of percentage depletion and intangible drilling costs, could cause our financial position and profitability to deteriorate; failure to appropriately allocate capital and other resources among our strategic opportunities may adversely affect our financial condition; failure by Murray Energy to satisfy liabilities it acquired from us, or failure to perform its obligations under various arrangements, which we guaranteed, could materially or adversely affect our results of operations, financial position, and cash flows; information theft, data corruption, operational disruption and/or financial loss resulting from a terrorist attack or cyber incident; operating in a single geographic area; certain provisions in our multi-year coal sales contracts may provide limited protection during adverse economic conditions, and may result in economic penalties or permit the customer to terminate the contract; a majority of our limited partner interests in CNX Coal Resources LP and CONE Midstream Partners LP are subordinated, and we may not receive distributions from CNX Coal Resources LP or CONE Midstream Partners LP; with respect to the sale of the Buchanan and Amonate mines and other coal assets to Coronado IV LLC – any disruption to our business, including customer, employee and supplier relationships resulting from this transaction, and the impact of the transaction on our future operating results; with respect to the termination of the joint venture with Noble - disruption to our business, including customer and supplier relationships resulting from this transaction, and the impact of the transaction on our future operating and financial results and liquidity. Additional factors are described in detail under the captions “Forward Looking Statements” and “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2016 filed with the SEC, as supplemented by our quarterly reports on Form 10-Q, and the factors described under the captions “Cautionary Statements Regarding Forward Looking Statements” and “Risk Factors” in the Form 10 filed with the SEC by CONSOL Mining Corporation, on July 11, 2017, as amended from time to time.